SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 26, 2006

Date of Report (Date of earliest event reported)

CNX GAS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32723	20-3170639
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 Brownsville Road

South Park, Pennsylvania 15129

(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code:

(412) 854-6719

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.”

CNX Gas Corporation issued an earnings release on April 26, 2006 announcing its results for the first quarter of fiscal 2006. A copy of the earnings release is attached to this Form 8-K as Exhibit 99.1.

Item 7.01. Regulation FD Disclosure.

From time to time, we intend to post presentations, GAAP reconciliations and other information under the “Investor Relations” tab on our website, www.cnxgas.com.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibit.

Exhibit 99.1	Earnings release of CNX Gas Corporation dated April 26, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNX GAS CORPORATION

By:	/s/ Nicholas J. DeIuliis
Nicholas J. DeIuliis, President and CEO

Dated: April 26, 2006

Exhibit Index

Exhibit No.	Description
Exhibit 99.1	Earnings release of CNX Gas Corporation dated April 26, 2006.